Exhibit 99.1

Nexvet Advances Manufacturing Strategy

•	Agreement signed with FUJIFILM Diosynth Biotechnologies

•	Key appointment made in Ireland

DUBLIN, Ireland and MELBOURNE, Australia, June 8, 2015 — Nexvet Biopharma (Nasdaq: NVET), a veterinary biologics developer, announced today an update to its manufacturing strategy.

Nexvet has signed a manufacturing agreement with FUJIFILM Diosynth Biotechnologies (Fujifilm) to provide future clinical-scale biomanufacturing services for Nexvet’s most advanced product candidates, NV-01 and NV-02, being developed for chronic pain management indications in dogs and cats. The contract also allows for Fujifilm to become the commercial manufacturer of these product candidates.

Fujifilm’s dedicated biopharmaceutical contract development and manufacturing business operates from three sites and has over 30 years of clinical and commercial experience in biopharmaceutical development and cGMP manufacturing.

“We look forward to working with Fujifilm on the manufacturing processes for our veterinary product candidates in preparation for commercial supply. We welcome a partnership with Fujifilm in animal health,” commented Dr. Mark Heffernan, Chief Executive Officer of Nexvet

In addition to the recent appointment of Dr. Jürgen Horn as Chief Product Development Officer, Nexvet has appointed Ray O’Connor as Vice President of Technical Operations to oversee manufacturing scale-up. Mr. O’Connor is based in Dublin, Ireland. Nexvet is also recruiting other key manufacturing roles in product quality and process development, all expected to be based in Ireland.

Mr O’Connor’s previous roles include serving as Head of Manufacturing for Jazz Pharmaceuticals, as a General Manager at animal health company Norbrook Laboratories, and in a series of roles in both Europe and the United States with Pfizer (Wyeth Biopharma), Baxter Biopharma, and Schering-Plough.

Forward-Looking Statements

All statements in this press release other than statements of historical fact are forward-looking statements, including statements regarding the results or time for completion of any pivotal safety and efficacy studies, our ability to commence commercial manufacturing, future results of operations and financial position, business strategy, prospective products, product approvals, research and development costs, manufacturing costs, timing and likelihood of success, plans and objectives of management for future operations, and future results of current and anticipated products. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to materially differ from the results, performance or achievements expressed or implied by the forward-looking statements. The words “anticipate,” “expect,” “may,” “objective,” “plan,” “will” or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate, and management’s beliefs and assumptions are not guarantees of future results, performance or achievements. Factors that could cause actual results, performance or achievements to differ materially include those summarized under Risk Factors in our reports on Forms 10-Q and the other documents we file from time to time with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements. We undertake no obligation to revise or update these forward-looking statements, except as required by law.

About Nexvet (www.nexvet.com)

Nexvet is a clinical-stage biopharmaceutical company focused on transforming the therapeutic market for companion animals, such as dogs and cats, by developing and commercializing novel, species-specific biologics. Nexvet’s proprietary PETization™ platform is designed to rapidly create monoclonal antibodies (“mAbs”) that are recognized as “self” or “native” by an animal’s immune system, a property Nexvet refers to as “100% species-specificity.” Nexvet’s product candidates also build upon the safety and efficacy data from clinically tested human therapies, thereby reducing clinical risk and development cost.

Further information:

Investors

Candice Knoll

Blueprint Life Science Group

+1 415-375-3340 Ext. 105

cknoll@bplifescience.com

Media

Lynn Granito

Berry & Company Public Relations

+1 212-253-8881

lgranito@berrypr.com